UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities exchange act of 1934

Date of report (Date of earliest event reported): June 9, 2006

BRONCO DRILLING COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware		20-2902156
(State or other jurisdiction of incorporation)	000-19514 (Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, Oklahoma		73134
(Address of principal executive offices)		(Zip code)

(405) 242-4444

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry Into A Material Definitive Agreement.

The board of directors of Bronco Drilling Company, Inc. (the “Company”) adopted the Company’s 2006 Stock Incentive Plan (the “2006 Plan”) on April 20, 2006, subject to stockholder approval. On June 9, 2006, the Company’s stockholders approved the 2006 Plan. The 2006 Plan provides a means by which eligible recipients of awards may be given an opportunity to benefit from increases in value of the common stock of the Company through the granting of one or more of the following awards: (1) incentive stock options, (2) nonstatutory stock options, (3) restricted awards (restricted stock and restricted stock units), (4) performance awards and (5) stock appreciation rights.

Eligible award recipients are employees, consultants and directors of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company. Awards other than incentive stock options may be granted to employees, consultants and directors. The shares that may be issued pursuant to awards consist of the Company’s authorized but unissued common stock. The maximum aggregate amount of common stock that may be issued upon exercise of all awards under the 2006 Plan, including incentive stock options, may not exceed 2,500,000 shares, less 1,000,000, the total number of shares underlying options granted to employees prior to the adoption of the 2006 Plan under the Company’s 2005 Stock Incentive Plan (“Prior Outstanding Options”). Shares underlying the Prior Outstanding Options will only become available for awards under the 2006 Plan to the extent any of such Prior Outstanding Options expire or otherwise terminate or are forfeited without having been exercised in full.

The foregoing summary of the provisions of the 2006 Plan is not meant to be exhaustive and is qualified in its entirety be reference to the 2006 Plan, a copy of which is filed as an exhibit to the Company’s filings with the Securities and Exchange Commission and is incorporated herein by reference. The form of restricted stock award agreement and stock option agreement are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
10.1	Bronco Drilling Company, Inc. 2006 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s Proxy Statement, filed by the Company with the Securities and Exchange Commission on April 28, 2006).
10.2*	Form of Restricted Stock Award Agreement.
10.3*	Form of Stock Option Agreement.

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRONCO DRILLING COMPANY, INC.

By:	/s/ Zachary M. Graves
Zachary M. Graves Chief Financial Officer

Date: June 15, 2006

Exhibit Index

Exhibit Number	Description
10.1	Bronco Drilling Company, Inc. 2006 Stock Incentive Plan (incorporated by reference to Appendix B to the Company’s Proxy Statement, filed by the Company with the Securities and Exchange Commission on April 28, 2006).
10.2*	Form of Restricted Stock Award Agreement.
10.3*	Form of Stock Option Agreement.

*Filed herewith.